UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2007

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6948	38-1016240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On October 24, 2007, SPX Corporation’s (the “Company’s”) Board of Directors amended and restated the Company’s bylaws to (i) clarify majority voting procedures, (2) effect plurality voting for director elections in contested elections and (3) require that Directors elected other than at an annual meeting of the Company’s stockholders stand for election at the following annual meeting of stockholders.

Amended and Restated Article III provides that in an uncontested election of the Company’s Directors, each Director shall be elected by a majority of the votes cast in an uncontested election, and that each Director shall be elected by a plurality of the votes cast for contested elections.  In an uncontested election, a “majority of the votes cast” means that the number of shares voted “for” a Director exceeds the number of shares voted “against” such Director.  Amended and Restated Article III also provides procedures for the Board to follow in making a determination whether to accept a Director’s resignation in the event that such Director is not elected.  In addition, Amended and Restated Article III also clarifies information to be provided by a stockholder who intends to nominate one or more persons for election as a Director.

Amended and Restated Article III also provides that any Director elected at other than an annual meeting of the Company’s stockholders will stand for election at the following annual meeting of stockholders.

Item 8.01.                  Other Events

On October 24, 2007, in connection with the Bylaw amendments described above, the Company’s Board of Directors amended and restated the Company’s Corporate Governance Guidelines to provide that the Board of Directors will only nominate for election or re-election a Director candidate who agrees to tender, promptly following the annual meeting of stockholders at which he or she is elected, an irrevocable resignation that is effective only if the Director candidate fails to be re-elected at the next annual meeting of stockholders at which the Director candidate stands for election and the Board accepts the resignation.  In addition, the amended and restated Corporate Governance Guidelines provide that the Board will only fill a Director vacancy or a new Directorship with a candidate who agrees to tender, immediately following his or her election, the same form of resignation as described above.

Item 9.01.      Financial Statements and Exhibits.

The following exhibits are filed herewith.

Exhibit Number	Description

3.1	Amended and Restated Bylaws

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: October 29, 2007	By:	/s/ Kevin L. Lilly
Kevin L. Lilly
Senior Vice President, Secretary
and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws